The Henssler Equity Fund

Supplement to Prospectus

Dated August 29, 2007

This Supplement to the Prospectus dated August 29, 2007 for The Henssler Equity Fund (“Fund”) updates the Prospectus to include additional information as described below.  For further information, please contact The Fund toll-free at 1-800-936-3863.  You may also obtain additional copies of The Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o ALPS Fund Services, P.O. Box 8796, Denver, CO 80201, or by calling The Fund toll-free at the number above.

Disruptive Trading and Market Timing: Frequent or excessive short-term purchases and redemptions by a shareholder may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders. These risks and harmful effects include the following:

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An adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing The Fund to maintain a higher level of cash than would otherwise be the case, or causing The Fund to liquidate investments prematurely; and

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Reducing returns to long-term shareholders through increased brokerage and administrative expenses.

The Fund employs an investment strategy that emphasizes long-term capital appreciation.  As a result, the Board of Directors discourages short-term or excessive trading of their shares by shareholders.  Historically, the Fund has not experienced excessive trading.  Many of the Fund’s shareholders are either clients or affiliates of the Adviser or participants in 401(k) plans that offer the Fund as an investment option, which serves to minimize the potential for excessive trading or market timing.  The Board of Directors, in consultation with the Fund’s portfolio managers, has determined that trading activity in Fund shares not in excess of one percent (1%) of the Fund’s net assets on any given day should not generally be disruptive and have the harmful effects described below to an extent disproportional to what should normally be expected for the Fund.  In general, The Fund considers frequent roundtrip transactions in an account to constitute excessive trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of The Fund within 7 days. While there is no specific limit on roundtrip transactions, The Fund reserves the right to (i) refuse any purchase order; or (ii) restrict or terminate purchase privileges for shareholders, particularly in cases where The Fund determines that a shareholder has engaged in more than one roundtrip transaction within any rolling 7-day period.  In any day where trading activity in Fund shares exceeds the one percent (1%) threshold, the Fund will analyze the activity to determine its nature and what action, if any, should be taken.

In determining the frequency of roundtrip transactions, The Fund will not include purchases pursuant to dollar cost averaging or other similar programs, and The Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. For record holders, The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that The Fund suspects as disruptive trading.  The Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because The Fund does not have simultaneous access to the underlying shareholder account information. The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

The Fund may also take action if a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading by The Fund, even if applicable shares are held longer than 7 days. In addition, The Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, The Fund’s distributor on behalf of The Fund, has or will enter into written agreements with each of The Fund’s financial intermediaries, under which the intermediary must, upon request, provide The Fund with certain shareholder and identity trading information so that The Fund can enforce its market timing and disruptive trading policies. There is no guarantee that The Fund’s policies and procedures will be effective in detecting and preventing market timing or disruptive trading, in whole or in part.